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                                                                    Exhibit 10.7


                                                                  EXECUTION COPY











                                 AERCO LIMITED


                                      and


                             BANKERS TRUST COMPANY






                               DEPOSIT AGREEMENT

                           Dated as of July 15, 1998




     $340,000,000 Initial Aggregate Principal Amount of Subclass A-1 Notes $290,000,000 Initial Aggregate Principal Amount of Subclass A-2 Notes
      $85,000,000 Initial Aggregate Principal Amount of Subclass B-1 Notes $85,000,000 Initial Aggregate Principal Amount of Subclass C-1 Notes









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                               DEPOSIT AGREEMENT

     THIS AGREEMENT is made as of July 15, 1998 by and between AerCo Limited, a Jersey limited liability company (the "COMPANY"), which is a party for the limited purposes referred to herein, and Bankers Trust Company, as depositary (as more fully defined below, the "BOOK-ENTRY DEPOSITARY").

                                  ARTICLE ONE
                  DEFINITIONS AND OTHER GENERAL PROVISIONS

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "ADDITIONAL NOTES" shall have the meaning ascribed to it in the Indenture.

     "AFFILIATE" means, as applied to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "BASIC TERMS MODIFICATION" shall have the meaning ascribed to it in the Indenture.

     "BOARD" shall have the meaning ascribed to it in the Indenture.

     "BOARD RESOLUTION" shall have the meaning ascribed to it in the Indenture.

     "BOOK-ENTRY DEPOSITARY" means the party named as such in this Agreement or its nominee or the custodian of either until a successor shall have been appointed pursuant to Section 3.08 hereof, and thereafter "BOOK-ENTRY DEPOSITARY" shall mean such successor or its nominee or the custodian of either.

     "BOOK-ENTRY INTERESTS" means interests, as reflected in the records maintained by the Depository, in the CDIs which are eligible for trading through the Depository's book-entry system.

     "CDI" means a certificateless depositary interest, as reflected in the records maintained by the Book-Entry Depositary, in one of the Global Notes held by the Book-Entry Depositary which (a) is issued by the Book-Entry Depositary to the Depository or its nominee and (b) shall at all times represent the right to receive up to 100% of the principal of, interest and premium, if any, on such Global Note in accordance with the terms thereof, and the right to require the Book-Entry Depositary to procure the issue of one or more Definitive Registered Notes representing in the aggregate up to 100% of the principal amount at maturity represented by such Global Note.


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     "COMPANY" means the party named as such in this Agreement until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, means such successor.

     "CORPORATE TRUST OFFICE" means the office of the Book-Entry Depositary in the Borough of Manhattan, the City of New York, at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at Four Albany Street, Mail Stop 5101, New York, New York 10006.

     "DEFAULT" shall have the meaning ascribed to it in the Indenture.

     "DEFINITIVE REGISTERED NOTES" means Notes issued in definitive registered form pursuant to Section 2.01 of the Indenture, substantially in the form set forth in the Indenture.

     "DEPOSITORY" means DTC, or any successor thereto, that is indicated in the records of the Book-Entry Depositary as the owner of the CDIs.

     "DTC" means The Depository Trust Company or its nominee.

     "EVENT OF DEFAULT" shall have the meaning ascribed to it in the Indenture.

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

     "GLOBAL NOTES" means the Rule 144A Global Notes and the Regulation S Global Notes.

     "HOLDER" shall have the meaning ascribed to it in the Indenture.

     "INDENTURE" means the Indenture dated as of July 15, 1998, between the Company and Bankers Trust Company, as Trustee, as originally executed or as may from time to time be supplemented or amended by one or more supplemental indentures entered into pursuant to the applicable provisions thereof, including, for all purposes, the provisions of the TIA that are deemed to be a part of and govern such instruments.

     "LETTER OF REPRESENTATIONS" means the Letter of Representations to DTC dated July 15, 1998 from the Company and the Book-Entry Depositary.

     "NOTES" means $800,000,000 initial aggregate principal amount of floating rate notes due 2023 of the Company, issued as $340,000,000 initial aggregate principal amount of Subclass A-1 Notes due July 15, 2023, $290,000,000 initial aggregate principal amount of Subclass A-2 Notes due July 15, 2023, $85,000,000 initial aggregate principal amount of Subclass B-1 Notes due July 15, 2023 and $85,000,000 initial aggregate principal amount of Subclass C-1 Notes due July 15, 2023, and any Additional Notes, each issued, authenticated and delivered under the Indenture, as amended or supplemented from time to time pursuant to the terms of the Indenture.


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     "OFFICERS' CERTIFICATE" shall have the meaning ascribed to it in the
Indenture.

     "OPINION OF COUNSEL" means a written opinion from legal counsel, who may be counsel of the Company and who shall otherwise be reasonably satisfactory to the Book-Entry Depositary.

     "PARTICIPANT" shall have the meaning ascribed to it in Section 2.02(a) of this Agreement.

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PRIVATE PLACEMENT LEGEND" shall have the meaning ascribed to it in the Indenture.

     "REFINANCING NOTES" shall have the meaning ascribed to it in the Indenture.

     "RESPONSIBLE OFFICER" means (a) with respect to the Book-Entry Depositary, any officer within the Corporate Trust Office, including any managing director, principal, vice president, assistant vice president, treasurer, assistant treasurer, assistant secretary, or any other officer of the Book-Entry Depositary customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject and (b) with respect to the Company, any director of the Company.

     "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

     "TIA" means the United States Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) as in effect on the date of this Agreement.

     "TRUSTEE" means the Person acting as Trustee under the Indenture until a successor Trustee shall have been appointed pursuant to the applicable provisions of the Indenture, and thereafter means such successor.

     SECTION 1.02. Rules of Construction. Unless the content otherwise requires: (a) a term has the meaning ascribed to it; (b) any capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Indenture; (c) "or" is not exclusive; (d) "including" means including without limitation; (e) words in the singular include the plural and words in the plural include the singular; and (f) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.




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                                  ARTICLE TWO
                             BOOK-ENTRY INTERESTS

     SECTION 2.01. Deposit of the Global Notes; Issuance of CDIs. The Book-Entry Depositary hereby accepts custody of the Global Notes and shall act as Book-Entry Depositary in accordance with the terms of this Agreement. The Book-Entry Depositary shall hold the Global Notes at its Corporate Trust Office in the Borough of Manhattan, the City of New York or at such place or places as it shall determine with the consent of the Company for the purposes of Section 2.03 below, and shall issue the CDIs to the Depository in accordance with the Letter of Representations and the terms hereof.

     SECTION 2.02. Book-Entry System. (a) Upon acceptance by the Depository of the CDIs for entry into its book-entry settlement system in accordance with the terms of the Letter of Representations, Book-Entry Interests will be reflected on and traded through the Depository's book-entry system, and ownership of such Book-Entry Interests shall be shown in, and the transfer of such ownership shall be effected only through, records maintained by (i) the Depository or its successors or (ii) institutions that have accounts with the Depository or its successors ("PARTICIPANTS"). Book-Entry Interests shall be transferable only as units in the same authorized denominations as the Notes.

     (b) The CDIs shall be issuable only to the Depository, or successors of the Depository, or their respective nominees. Except as provided in Section
2.04 hereof, no owner or beneficial owner of Book-Entry Interests shall be entitled to receive a Definitive Registered Note on account of such ownership, and such owner's or beneficial owner's interest therein shall be shown only in accordance with the terms of this Agreement and the procedures of the Depository as set forth in the Letter of Representations.

     SECTION 2.03. Transfers of the CDIs and Book-Entry Interests. (a) The Book-Entry Depositary shall, as agent of the Company, maintain at the Book-Entry Depositary's Corporate Trust Office records in which the Book-Entry Depositary shall (i) record the Depository or any of its nominees as the initial owner of the CDIs and (ii) record each transfer, to the extent permitted hereunder, of any CDI. The CDIs cannot be transferred unless such transfer is noted in the records of the Book-Entry Depositary. The Book-Entry Depositary shall treat the Persons in whose name the CDIs are recorded in the records of the Book-Entry Depositary as the owners thereof for all purposes whatsoever and shall not be bound or affected by any notice to the contrary, other than an order of a court having jurisdiction over the Book-Entry Depositary. The provisions of this Section 2.03(a) shall not impose an obligation on the Book-Entry Depositary to record the interests in or transfers of Book-Entry Interests owned by Participants, or Persons that may own Book-Entry Interests through Participants or restrict transfers of such Book-Entry Interests held by Participants or such Persons.




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     (b) (b) The transfer and exchange of Book-Entry Interests shall be effected through the Depository, in accordance with the Indenture, this Agreement and the applicable rules and procedures of the Depository therefor.

     Each of the parties hereto acknowledges that none of the Notes, the CDIs or the Book-Entry Interests have been registered under the Securities Act or with any securities regulatory authority in any jurisdiction and, accordingly, may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, as such term is defined under Regulation S of the Securities Act. Unless and until a Global Note is exchanged for an Exchange
Note in connection with an effective registration under the Securities Act pursuant to the Registration Rights Agreement, each Book-Entry Interest shall be subject to the transfer restrictions set forth in the Private Placement Legend to the extent required by the Securities Act.

     The transfer restrictions set forth in the Private Placement Legend and in
Section 2.13 of the Indenture are hereby incorporated by reference in this Agreement and shall have effect as if such restrictions were set out in full herein. By its acceptance of a Book-Entry Interest corresponding to any Global Note, each owner thereof acknowledges the restrictions on transfer of such Book-Entry Interest set forth in the Indenture and this Agreement and agrees that it will transfer such Book-Entry Interest only in accordance with the terms of the Indenture, this Agreement, the Securities Act and other applicable law. In connection with any transfer of Book-Entry Interests each owner thereof agrees by its acceptance of such Book-Entry Interests to furnish to the Trustee the certifications and legal opinions described in the Indenture to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act.

     Any Book-Entry Interest corresponding to one of the Global Notes of any subclass that is transferred to a Person who will own such Book-Entry Interest in the form of an interest in the other Global Note of such subclass will, upon transfer, cease to be an interest in such first Global Note and become an interest in such other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to Book-Entry Interests in such other Global Note for as long as it remains such an interest. The Book-Entry Depositary shall endorse these schedules of the Global Notes to reflect deductions in increases in the principle amounts thereof as instructed from time to time by the Trustee.

     SECTION 2.04. Transfer of the Global Notes. The Book-Entry Depositary shall hold the Global Notes in custody for the benefit of the Depository or any transferee permitted hereunder. The Book-Entry Depositary shall not transfer, lend or dispose of any Global Note or any interest therein for any reason, except that the Book-Entry Depositary may transfer a Global Note to a successor Book-Entry Depositary in accordance with Section 3.08 hereof and may exchange or cancel a Global Note as provided in this Section 2.04 and Section
2.05 hereof. Notwithstanding the foregoing, the Book-Entry Depositary shall not under any circumstances surrender or deliver any Global Note to the Depository or any of its custodians or nominees. In the event that:



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           (a) the Book-Entry Depositary notifies the Company and the Trustee under Section 3.08 hereof that it is unwilling or unable to continue as Book-Entry Depositary with respect to the Global Notes, and no successor Book-Entry Depositary has been appointed in accordance with the provisions of Article III thereof by the Company within 90 days of such notification;

           (b) the Depository notifies the Book-Entry Depositary that it is unwilling or unable to continue as Depositary with respect to the CDIs or if at any time it is unable to or ceases to be a clearing agency registered under the Exchange Act and a successor Depositary registered as a clearing agency under the Exchange Act is not appointed by the Book-Entry Depositary with respect to the CDIs at the written request of the Company within 90 days of such notification; or

           (c) after the occurrence of an Event of Default with respect to any class of Notes, owners of Book-Entry Interests of a subclass within such class representing an aggregate of not less than 51% of the aggregate outstanding principal balance of Notes of such subclass advise the Company, the Trustee, the Book-Entry Depositary and the Depository through the Participants in writing that the continuation of a book-entry system through the Depository (or a successor thereto) is no longer in the best interests of such owners of such subclass;

then the Book-Entry Depositary shall promptly notify the Depository that the Global Notes, or those of the relevant subclass, as the case may be, will be exchanged in whole for Definitive Registered Notes pursuant to Section 2.07 of the Indenture and Definitive Registered Notes shall be issued in such names and denominations as the Depository shall specify in writing to the Book-Entry Depositary upon cancellation of the corresponding CDIs and Book-Entry Interests (it being understood that such specifications will be based upon directions received by the Depository from its Participants reflecting the beneficial ownership of the Book-Entry Interests).

     The Book-Entry Depositary agrees that in any such event it will promptly surrender the Global Notes held by it to the Trustee in connection with such exchange for cancellation pursuant to Section 2.07 of the Indenture and shall cancel the corresponding CDIs. None of the Depository, any of the Participants or any owners or beneficial owners of Book-Entry Interests will be obligated to pay or otherwise bear the costs of any tax or governmental charge or any cost or expense of the Company or the Book-Entry Depositary relating to insurance, postage, transportation or any similar charge, in connection with any issuance of Definitive Registered Notes pursuant to this Section 2.04; all such costs and expenses shall be paid by the Company subject to the exception set forth in
Section 3.06(b) hereof.

     SECTION 2.05. Cancellation. If any Global Note is surrendered for payment, or for redemption of the entire outstanding principal amount at maturity of the Notes evidenced thereby or for exchange in its entirety for Definitive Registered Notes to any Person other than


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the Trustee, such Global Note shall, subject to Sections 2.07, 2.08 and 2.09 hereof, be delivered to the Trustee for cancellation.


     SECTION 2.06. Payments in Respect of the Global Notes and CDIs.
(a) Whenever the Book-Entry Depositary shall receive from a Paying Agent appointed under the Indenture any payment on a Global Note, the amount so received shall be distributed, with appropriate designation, promptly to the Depository or its nominee on the relevant payment date. So long as DTC is the Depository, such payments shall be made in accordance with the Letter of Representations.

     (b) The Book-Entry Depositary shall forward to the Company or its agents such information from its records as the Company may reasonably request to enable the Company or its agents to file necessary reports with governmental agencies, and the Book-Entry Depositary, the Company or its agents may (but shall not be required to) file any such reports necessary to obtain benefits under any applicable tax treaties for the Depository or beneficial owners of Book-Entry Interests.

     (c) None of the Company, the Trustee, the Book-Entry Depositary or any agent of the Company, the Trustee or the Book-Entry Depositary will have any responsibility or liability for any aspect of the records relating to payments made by the Depository (or its Participants) on account of Book-Entry Interests or for maintaining, supervising or reviewing any records relating to such Book-Entry Interests.

     (d) Notwithstanding any other provision of this Agreement, the Book-Entry Depositary shall be required to pay to the Depository only amounts received by the Book-Entry Depositary in respect of the Global Notes.

     SECTION 2.07. Redemption of Notes and Book-Entry Interests. In the event that the Company redeems all or any part of a Global Note or Global Notes pursuant to the terms of the Indenture and the Notes (including in connection with the issuance of any Refinancing Notes), the Book-Entry Depositary shall, promptly upon receipt of the redemption price and as instructed by the Trustee, make the appropriate entry into its books and records to reflect the reduction as a result of such redemption in the principal amount at maturity of the Global Note or Global Notes. In addition, the Book-Entry Depositary shall reflect such reduction in its records relating to the CDIs and notify the Depository of the principal amount at maturity redeemed and of the corresponding reduction of the principal amount at maturity of the CDI. The Book-Entry Depositary shall immediately pay all such amounts received by it in connection with such redemption to the Depository or its nominee as specified in the DTC Letter of Representations.

     SECTION 2.08. Record Date. Whenever (a) the Book-Entry Depositary shall receive notice of any action to be taken by the Holder of any Global Note, or
(b) the


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Book-Entry Depositary otherwise deems it appropriate in respect of any other matter, including any payment to be made in respect of any Global Note, the Book-Entry Depositary shall fix a record date for the determination of the principal amount at maturity represented by the respective CDIs at such record date, with respect to which the Depository shall be entitled to take any such action or to act in respect of any such matter, which record date shall be the same date as that fixed with respect to the Holder of such Global Note or Holders of the Definitive Registered Notes under the Indenture. Subject to the provisions of this Agreement, only the Depository shall be entitled to receive any such payment, to give instructions as to such action or to act in respect of any such matter, as the case may be.

     SECTION 2.09. Action in Respect of the CDIs. As soon as practicable after receipt by the Book-Entry Depositary of written notice of any solicitation of consents or request for a waiver or other action by a Holder under the Indenture or by the Book-Entry Depositary under this Agreement, the Book-Entry Depositary shall (a) set a record date (which shall, to the extent possible, be at least 15 days subsequent to the date of the mailing required under clause (b) of this sentence) for the determination of the owners of Book-Entry Interests which shall have the right to vote on any such consent, waiver or other action, and
(b) mail or otherwise send in accordance with the Letter of Representations to the Depository a notice containing (i) such information as is contained in the notice received, (ii) a statement that the Depository at the close of business on a specified record date (established in accordance with Section 2.08 hereto) will be entitled to instruct the Book-Entry Depositary in writing as to the consent, waiver or other action, if any, pertaining to this Agreement or the Indenture, (iii) a statement as to the manner in which such instruction may be given, and (iv) the record date set pursuant to clause (a) of this sentence. Upon the written request of the Depository received on or before the date established by the Book-Entry Depositary for such purpose, the Book-Entry Depositary shall endeavor insofar as practicable and permitted under the provisions of this Agreement or the Indenture, as the case may be, to take such action regarding the requested consent, waiver or other action in respect of all or only a portion of the principal amount at maturity of the CDIs or Global Notes, as the case may be, with respect to which instructions given in accordance with any instructions set forth in such request have been received. In addition, the Book-Entry Depositary will forward to the Depository, or, based upon written instructions received from the Depository, to owners of the Book-Entry Interests, all materials received by the Book-Entry Depositary pertaining to any such solicitation, requests, offer or other action. The Depository may grant proxies or otherwise authorize the Participants (or persons owning Book-Entry Interests through such Participants) to provide such instructions directly to the Book-Entry Depositary so that it may exercise any rights of a Holder or take any other actions which a Holder is entitled to take under the Indenture. The Book-Entry Depositary shall not itself exercise any discretion in the granting of consents or waivers or the taking of any other action in respect of the Global Notes but shall only grant such a consent or waiver or take any such action pursuant to instructions from the Depository or the owners of the Book-Entry Interests, as the case may be, pursuant to the provisions of this Section 2.09 and the Letter of Representations. Without prejudice to Section 2.06(c) hereof, the records of the Depository shall, absent manifest error, be conclusive evidence of


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the owners of Book-Entry Interests and the principal amount at maturity represented by the Book-Entry Interests, for the purposes of this Section 2.09.

     SECTION 2.10. Changes Affecting the Global Notes. Upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which the Company is a party, any securities that shall be received by the Book-Entry Depositary in exchange for or in respect of any Global Note or Global Notes, as the case may be, shall be treated as new global securities or as part of such Global Note or Global Notes under this Agreement and the corresponding CDI or CDIs shall thenceforth represent such Global Note or Global Notes, including such securities so received.

     SECTION 2.11. Reports. The Book-Entry Depositary shall immediately send in the manner specified in Section 4.02 hereof to the Depository copies of any notices, reports and other communications received from the Company or the Trustee that are received by the Book-Entry Depositary as Holder of the Global Notes.


                                 ARTICLE THREE
                          THE BOOK-ENTRY DEPOSITARY

     SECTION 3.01. Certain Duties and Responsibilities. (a) The Book-Entry Depositary shall act only as a custodian and bailee for hire under this Agreement and not in any other fiduciary capacity. Accordingly, the Book-Entry Depositary undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. No implied duties, covenants or liabilities shall be read against the Book-Entry Depositary.

     (b) No provision of this Agreement shall be construed to relieve the Book-Entry Depositary from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) the duties and obligations of the Book-Entry Depositary with respect to the CDIs and the Global Notes shall be determined solely by the express provisions of this Agreement. The Book-Entry Depositary shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Book-Entry Depositary;

           (ii) in the absence of bad faith on its part, the Book-Entry Depositary may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Book-Entry Depositary, but in the case of any such statements, certificates or opinions that by any provision hereof are required to be furnished to the Book-Entry Depositary, the Book-Entry Depositary shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;



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           (iii) the Book-Entry Depositary shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Book-Entry Depositary, unless it shall be proved that the Book-Entry Depositary was negligent in ascertaining the pertinent facts;

           (iv) the Book-Entry Depositary shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Depository relating to the time, method and place of conducting any proceeding for any remedy available to the Book-Entry Depositary, or exercising any power conferred upon the Book-Entry Depositary, under this Agreement; and

           (v) no provision of this Agreement shall require the Book-Entry Depositary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct of, or affecting the liability of, or affording protection to the Book-Entry Depositary shall be subject to the provisions of this Section 3.01.

     SECTION 3.02. Notice of Default. Within 30 days after the occurrence of any Default of which a Responsible Officer of the Book-Entry Depositary has actual knowledge, or promptly upon receipt from the Trustee of notice of any Default as provided in the Indenture, the Book-Entry Depositary shall transmit to the Depository in the manner provided in Section 4.02 hereof, notice of such Default, provided that such Default shall be continuing. Upon the occurrence of an Event of Default, or in connection with the exercise of any right of the Holders under the Indenture, the Book-Entry Depositary shall, if requested by the Depository, take any action so requested, subject to Section 3.03(f) hereof; provided that such action is permitted to be taken by the Holders of the Notes under the Indenture.

     SECTION 3.03. Certain Rights of the Book-Entry Depositary. Subject to the provisions of Section 3.01 hereof:

           (a) the Book-Entry Depositary may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate (including any Officers' Certificate delivered to the Trustee), statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;



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           (b) any request or direction of the Company shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

           (c) the Book-Entry Depositary may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

           (d) the Book-Entry Depositary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Book-Entry Depositary may, but shall not be obligated to, make reasonable further inquiry or investigation into such facts or matters relating to the Global Notes and, if the Book-Entry Depositary shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, at reasonable times during normal business hours, personally or by agent or attorney;

           (e) the Book-Entry Depositary may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Book-Entry Depositary shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

           (f) the Book-Entry Depositary shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of the Depository pursuant to this Agreement, unless (i) the Depository shall have offered to the Book-Entry Depositary reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction and (ii) such request, order or direction shall not expose the Book-Entry Depositary to personal liability;

           (g) the Book-Entry Depositary shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement; and

           (h) whenever in the administration of its duties under this Agreement the Book-Entry Depositary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, wilful misconduct or bad faith on the part of the Book-Entry Depositary, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Book-Entry Depositary.

     SECTION 3.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained in the Indenture and in the Notes shall be taken as the statements of the Company, and the Book-Entry Depositary assumes no responsibility for their correctness. The Book-Entry Depositary makes no representations as to the validity or sufficiency of this Agreement or the Notes or of any offering materials. The Book-Entry Depositary shall not be accountable for the use or application by the Company of the proceeds of the Notes.

     SECTION 3.05. Money Held By Book-Entry Depositary. Money held by the Book-Entry Depositary hereunder need not be segregated from other funds held by the Book-Entry Depositary, except to the extent required by law. The Book-Entry Depositary shall be under no obligation to invest or pay interest on any money received by it hereunder, except as otherwise agreed with the Depository.

     SECTION 3.06. Compensation and Reimbursement; Limitation of Liability. The Company agrees:

     (a) to pay to the Book-Entry Depositary from time to time such compensation as is agreed between them in writing for all services rendered by it hereunder;

     (b) to reimburse the Book-Entry Depositary upon its request for all reasonable expenses, disbursements and advances incurred or made by the Book-Entry Depositary in accordance with any provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct;

     (c) to indemnify the Book-Entry Depositary and its officers, directors, employees and agents for, and to hold it and them harmless against, any loss, liability or expense incurred without negligence, wilful misconduct or bad faith on its or their part, arising out of or in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder; and

     (d) that the Book-Entry Depositary's liability shall be limited to direct money damages, and that in no event shall the Book-Entry Depositary be liable for special, consequential or indirect money damages, regardless of the form of action and whether or not such damages were foreseeable.

     Without limiting the generality of the foregoing, the Book-Entry Depositary shall have no duty or responsibility for, and shall not be deemed to have been negligent with respect to, and the Company shall indemnify and hold harmless the Book-Entry Depositary against, any claim that such disclosure with respect to the Global Notes or the CDIs, or such registration, if any, of the same or of the arrangement created hereby, as is required by applicable federal and state securities laws, was not made. The obligations of the Company under this Section 3.06 to compensate and indemnify the Book-Entry Depositary and to pay or reimburse the Book-Entry Depositary for expenses, disbursements and advances shall survive the payment of the Notes, the resignation or removal of the Book-Entry Depositary and the satisfaction, discharge or other termination of this Agreement.

     SECTION 3.07. Book-Entry Depositary Required; Eligibility. At all times when there is a Book-Entry Depositary hereunder, such Book-Entry Depositary shall be an Authorized Agent. Such Authorized Agent shall have its principal place of business in the Borough of Manhattan, the City of New York, if there be such an Authorized Agent in such location willing to act upon reasonable and customary terms and conditions. If such Authorized Agent or its parent, publishes reports of condition at least annually, pursuant to law or to the requirements of the aforementioned supervising or examining authority, then for the purposes of this Section 3.07, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Book-Entry Depositary shall at all times be the financial institution that acts as the Trustee under the Indenture, unless the Company and the Trustee shall have received an Opinion of Counsel that the same Person is precluded by law from acting in both such capacities. Any Book-Entry Depositary appointed hereunder which is not the Trustee shall be acceptable to the Trustee. If at any time the Book-Entry Depositary shall cease to be eligible in accordance with the provisions of this Section 3.07 or resigns or is removed as Trustee under the Indenture, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Three.

     SECTION 3.08. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Book-Entry Depositary and no appointment of a successor Book-Entry Depositary pursuant to this Article Three shall become effective until (i) the acceptance of appointment by the successor Book-Entry Depositary in accordance with the applicable requirements of Section 3.09 hereof or (ii) the issuance of Definitive Registered Notes in accordance with
Section 2.04 hereof.

     (b) The Book-Entry Depositary may resign by giving written notice thereof to the Company, the Trustee and the Depository, in accordance with Section 4.01 and Section 4.02, 60 days prior to the effective date of such resignation. The Book-Entry Depositary may be removed at any time upon 90 days' notice by filing with it of an instrument in writing signed on behalf of the Company and specifying such removal and the date when it is intended to become effective.

     (c) If the Book-Entry Depositary shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Book-Entry Depositary for any cause, the Company, by Board Resolution, shall promptly appoint a successor Book-Entry Depositary (other than the Company) acceptable to the Trustee and shall comply with the applicable requirements of Section
3.09 hereof.

     (d) The Company shall give, or shall cause such successor Book-Entry Depositary to give, notice of each resignation and each removal of a Book-Entry Depositary and each appointment of a successor Book-Entry Depositary to the Depository in accordance with Section 4.02 hereof. Each notice shall include the name of the successor Book-Entry Depositary and the address of its Corporate Trust Office. If the Company fails to give notice within ten days after acceptance of appointment by the successor Book-Entry Depositary, the successor Book-Entry Depositary shall cause such notice to be given at the expense of the Company.

     SECTION 3.09. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Book-Entry Depositary, such successor Book-Entry Depositary so appointed shall execute, acknowledge and deliver to the Company and to the retiring Book-Entry Depositary an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Book-Entry Depositary shall become effective and such successor Book-Entry Depositary, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Book-Entry Depositary, with like effect as if originally named as Book-Entry Depositary hereunder; but, on the request of the Company or the successor Book-Entry Depositary, such retiring Book-Entry Depositary shall, upon payment of all amounts due and payable to it pursuant to Section 3.06 hereof, execute and deliver an instrument transferring to such successor Book-Entry Depositary all the rights and powers of the retiring Book-Entry Depositary and shall duly assign, transfer and deliver to such successor Book-Entry Depositary all property and money held by such retiring Book-Entry Depositary hereunder and shall deliver the Global Notes to the successor.

     (b) Upon request of any successor Book-Entry Depositary, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Book-Entry Depositary all such rights, powers and agencies referred to in Section 3.09(a).

     (c) No successor Book-Entry Depositary shall accept its appointment unless at the time of such acceptance such successor Book-Entry Depositary shall be eligible under this Article Three.

     SECTION 3.10. Merger, Conversion, Consolidation or Succession to
Business. Any corporation into which the Book-Entry Depositary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Book-Entry Depositary shall be a party, or any corporation succeeding to or purchasing or otherwise acquiring all or substantially all the agency business of the Book-Entry Depositary, shall be the successor of the Book-Entry Depositary hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation shall be otherwise eligible under this Article Three.

                                  ARTICLE FOUR
                           MISCELLANEOUS PROVISIONS

     SECTION 4.01. Notices to Book-Entry Depositary or Company. Any request, demand, authorization, direction, notice, consent, or waiver, or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

           (a) the Book-Entry Depositary shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and delivered, telecopied and received, or mailed and received by first-class postage prepaid, to the Book-Entry Depositary at telecopier number (+1-212) 250-6439 or at its Corporate Trust Office, Attention: Corporate Trust Administration Department, Structured Finance Group, or at any other telecopier number or address previously furnished in writing by the Book-Entry Depositary to the Depository, the Trustee and the Company; or

           (b) the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and delivered, telecopied and received, or mailed and received by first-class postage prepaid, to AerCo Limited, Attention:
      Chief Financial Officer at telecopier number (+353-61) 36-0113, or at its address c/o GPA Administrative Services Limited, GPA House, Shannon, Ireland, or at any other telecopier number or address previously furnished in writing to the Book-Entry Depositary by the Company.

     SECTION 4.02. Notice to Depository and Owners; Waiver. Where this Agreement provides for notice to the Depository or owners of Book-Entry Interests of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided or as provided in the Letter of Representations) if in writing and mailed, first-class postage prepaid, to the Depository at the address notified to the Book-Entry Depositary, in each case not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Depository shall be filed with the Book-Entry Depositary, but such filing shall not be a condition precedent to the validity of any such action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be made with the approval of the Book-Entry Depositary shall constitute a sufficient notification for every purpose hereunder.

     SECTION 4.03. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 4.04. Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 4.05. Separability Clause. In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

     SECTION 4.06. Benefits of Agreement. Nothing in this Agreement, the Notes, or the Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Depository and the owners from time to time of the Book-Entry Interests as, intended third party beneficiaries hereof, any benefits or any legal or equitable right, remedy or claim under this Agreement.

     SECTION 4.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 4.08. Jurisdiction. By the execution and delivery of this Agreement, the Company (a) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Corporation Service Company, 375 Hudson Street, New York, NY 10014-3660 as its authorized agent upon which process may be serviced in any suit or proceeding by the Book-Entry Depositary arising out of this Agreement that may be instituted in any Federal or State court in the Borough of Manhattan, the City of New York, and acknowledges that Corporation Service Company has accepted such designation, (b) submits to the jurisdiction of any such court in any such suit or proceeding, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum and (c) agrees that service of process upon Corporation Service Company and written notice of such service to it (mailed or delivered to its Chief Financial Officer at its principal office c/o GPA Administrative Services Limited, GPA House, Shannon, Ireland) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Corporation Service Company in full force and effect so long as this Agreement shall be in full force and effect and so long as any of the Global Notes shall be outstanding.

     If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures one could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligations of the Company in respect of any sum due from it shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the recipient may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such person hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such person against such loss. If the United States dollars so purchased are greater than the sum originally due to such person hereunder, such person agrees to pay to the Company (but without duplication) an amount equal to the excess of the dollars so purchased over the sum originally due to such person hereunder.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, hereby irrevocably waives such immunity in respect of its respective obligations under this Agreement to the fullest extent permitted by law.

     SECTION 4.09. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 4.10. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office of the Book-Entry Depositary for inspection by any owner of Book-Entry Interests.

     SECTION 4.11. Termination. This Agreement shall terminate and cease to be of further effect when (a) the Indenture shall have been satisfied and discharged pursuant to the provisions thereof or Definitive Registered Notes have been issued and all Global Notes shall have been canceled in accordance with the provisions of Section 2.04 or 2.05 hereof, (b) the Company has paid or caused to be paid all sums payable hereunder by the Company and (c) the Company has delivered to the Book-Entry Depositary an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent herein provided relating to the termination of this Agreement have been complied with.

     SECTION 4.12. Amendments. The Company and the Book-Entry Depositary may amend this Agreement without the consent of the Depository or the owners of Book-Entry Interests:

           (a) to cure any ambiguity, omissions, defect or inconsistency;

           (b) to evidence the succession of another person to the Company (when a similar amendment with respect to the Indenture is being executed) and the assumption by any such successor of the covenants of the Company herein;

           (c) to add to the covenants and agreements of the Book-Entry Depositary or the Company;

           (d) to evidence or effectuate the assignment of the Book-Entry Depositary's rights and duties to a qualified successor, as provided herein; or

           (e) to comply with any requirements of the Securities and Exchange Commission or the TIA.

     No amendment that materially adversely affects the Depository may be made to this Agreement without the consent of the Depository. No amendment other than those amendments specified above may be made to this Agreement unless the Book-Entry Depositary shall first have received the consent of the owners of a majority in outstanding principal amount of Book-Entry Interests on any date of any vote of such owners (voting as a single class), to such amendment in accordance with the procedures set out in Section 2.09 hereof. Notwithstanding the immediately preceding sentence, any amendment which constitutes a Basic Terms Modification shall only be made upon the consent of every owner of Book-Entry Interests whose rights are so affected.

     SECTION 4.13. Book-Entry Depositary To Sign Amendments. The Book-Entry Depositary shall sign any amendment authorized pursuant to Section 4.12 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Book-Entry Depositary. If it does, the Book-Entry Depositary may but need not sign it. In signing such amendment the Book-Entry Depositary shall be entitled to receive indemnity, in addition to the indemnity provided under Section 3.06(c) hereof, reasonably satisfactory to it and to receive, and shall be fully protected in relying upon, an Officers' Certificate (which need only cover the matters set forth in clause (a) below) and an Opinion of Counsel stating that:

           (a) such amendment is authorized or permitted by this Agreement;

           (b) the Company has all necessary corporate power and authority to execute and deliver the amendment and that the execution, delivery and performance of such amendment have been duly authorized by all necessary corporate action;

           (c) the execution, delivery and performance of the amendment do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Agreement, (ii) the Memorandum and Articles of Association of the Company, or (iii) any law or regulation applicable to the Company; and

           (d) such amendment has been duly and validly executed and delivered by the Company, and this Agreement together with such amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                       AERCO LIMITED


                                       By  /s/ Frederick W. Bradley, Jr.
                                           --------------------------------
                                           Name:  Frederick W. Bradley, Jr.
                                           Title: Director



                                       BANKERS TRUST COMPANY as
                                       Book-Entry Depositary


                                       By  /s/ Craig M. Kantor
                                           --------------------------------
                                           Name:  Craig M. Kantor
                                           Title: Vice President